Exhibit 21.1
Subsidiaries of Registrant
111 Montgomery GAP REIT Member, LLC
111 Montgomery GAP, LLC
Arbors and Anzio Apartments REIT, LLC
Avery GAP REIT Member, LLC
Avery REIT Holdings CTB, LLC
Avery Grand Avenue Partners, LLC
Avery Grand Avenue Partners (Equity), LLC
BNTR 187 Bartram PKWY Holdings LLC
BNTR 2003 Beaver Road LLC
BNTR 2929 Old Tampa LLC
BNTR 6123-6227 Monroe Court LLC
BNTR 8400 Westphalia Road LLC
BNTR BTR 1 Owner LLC
BNTR Burbank Holdings LLC
BNTR Logistics Acquisition LLC
BNTR Mezz Lender LLC
BNTR Mount Laurel Propco LLC
BNTR Reflection JV Member LLC
BNTR SFR Lower Vehicle LLC
BNTR SFR Owner LLC
BNTR SFR TRS LLC
BNTR SFR Upper Vehicle LLC
BNTR SSW Propco LLC
BNTR Verso Propco LLC
BOP Nest Domain LLC
BOP Nest Nashville LLC
BOP Nest Nashville TRS II LLC
BREX Briggs MF Depositor LLC
BREX Briggs MF Master Tenant LLC
BREX Parker MF Depositor LLC
BREX Parker MF DST (f/k/a BNTR Parker at Huntington Propco LLC)
BREX Parker MF Master Tenant LLC
Brookfield Real Estate Exchange LLC
Brookfield Real Estate Income Trust Inc.
Brookfield REIT Exchange TRS LLC
Brookfield REIT Facility Holdings LLC

Brookfield REIT Finco GP LLC
Brookfield REIT Finco L.P.
Brookfield REIT Liquid Holdings LLC
Brookfield REIT Liquid Holdings II LLC
Brookfield REIT Logistics Holdings LLC
Brookfield REIT MF Holdings LLC
Brookfield REIT Office Holdings LLC
Brookfield REIT Offshore TRS LLC
Brookfield REIT OP GP LLC
Brookfield REIT Operating Partnership L.P.
Brookfield REIT Parent Holdings LLC
Brookfield REIT Parent TRS LLC
Brookfield REIT SFR Holdings LLC
Brookfield REIT SH Holdings LLC
Brookfield REIT US Sub-REIT I LLC
Brookfield REIT US Sub-REIT II LLC
Brookfield REIT US Sub-REIT III LLC
BSREP V BNTR Holdings LLC
BSREP V BNTR Investor LLC
BNTR BSREP V Investor II LLC
BNTR BSREP V Investor III LLC
Dover Street Grand Avenue Parent TRS, LLC
Dover Street Grand Avenue Partners, LLC
Federal Hill Apartments GAP, LLC
Federal Hill Apartments GAP, TRS LLC
Federal Hill Apartments Property Owner, LLC
Flats on Front LLC
Franklin Tech Park Associates, LLC
Furniture Markets REIT TL, LLC
Lakes Property Owner JV LLC
Lakes Property Owner LLC
Markets GAP Term Loan Lender LLC
Markets Term Loan Grand Avenue Partners, LLC
Oaktree Segregated Debt Vehicle, LLC
BrookfieldSegregated REIT Vehicle 1, LLC
PPC Holdings L.P.
Principal Place Commercial GP Limited

Principal Place Commercial Nominee Limited
Principal Place Commercial Limited Partnership
Principal Place Commercial REIT Limited
Principal Place Commercial Limited
San Jacinto Fee Owner LLC
SBN Property Acquisition LLC
SBN Reflection LLC
SBN TRS LLC
Scion-BN JV LLC
Sweetwater Fee Owner LLC
The Lakes Grand Avenue Partners TRS, LLC
The Lakes Grand Avenue Partners, LLC
Tru MF Grand Avenue Partners II TRS, LLC
Tru MF Grand Avenue Partners II, LLC
Tru MF Venture II LLC
Two Liberty Center Grand Avenue Partners, LLC
Two Liberty Center LLC
Two Liberty Center Owner LLC
BNTR Mezz Lender LLC
BSREP V BNTR Holdings LLC
BSREP V BNTR Investor LLC